Exhibit 32.2

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. 1350)

In connection with the Report of GPods, Inc. (the “Company”) on Form 10-K for the fiscal period ended March 31, 2019, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Robert Dolan, Chief Financial Officer and Principal Accounting Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350), that to my knowledge:

1.the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 25, 2019

By: /s/ Robert Dolan

Robert Dolan,

President, Chief Financial Officer, Principal Financial Officer

and Principal Accounting Officer